Exhibit 10.32
FIRST AMENDMENT
          FIRST AMENDMENT (this “Amendment”), dated as of January 5, 2006 to:
          (A) the Facility Agreement dated as of May 20, 2005 (as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”), between Oracle Technology Company, a company incorporated in Ireland with company registration number 265683 and having its registered office at 25/28 North Wall Quay, Dublin 2 (the “Borrower”) and ABN AMRO Bank, N.V., having its place of business at 540 West Madison Street, Chicago, IL 60661, U.S.A. (the “Lender” or the “Bank”); and
          (B) the Guaranty dated as of May 20, 2005 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), by Oracle Corporation, a Delaware corporation (“Oracle” and, until the consummation of the Mergers referred to below, the “Guarantor”) for the benefit of the Bank.
W I T N E S S E T H:
          WHEREAS, the Borrower, a wholly-owned subsidiary of Oracle, has entered into the Facility Agreement with the Lender;
          WHEREAS, as a condition of the extension of the Term Loan (as defined in the Guaranty), Oracle has executed the Guaranty, which guarantees all obligations of the Borrower to the Lender in respect of the Term Loan for the benefit of the Lender;
          WHEREAS, Oracle intends to acquire through a subsidiary all of the issued and outstanding capital stock of Siebel Systems, Inc., a Delaware corporation (“Siebel”), pursuant to an Agreement and Plan of Merger dated as of September 12, 2005 among Oracle, Siebel, Ozark Holding Inc., a wholly-owned subsidiary of Oracle (“New Oracle” and, as of the date hereof, a “Guarantor”), Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Oracle (“Ozark Merger Sub”), and Sierra Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Oracle (“Sierra Merger Sub”) (the “Merger Agreement”);
          WHEREAS, pursuant to the Merger Agreement, Ozark Merger Sub shall be merged with and into Oracle (the “Oracle Merger”) and Sierra Merger Sub shall be merged with and into Siebel (the “Siebel Merger” and, together with the Oracle Merger, the “Mergers”);
          WHEREAS, upon completion of the Mergers and the other transactions contemplated by the Merger Agreement, New Oracle shall (i) own all of the issued and outstanding capital stock of each of Oracle and Siebel and (ii) be renamed Oracle Corporation;
          WHEREAS, the parties to the Facility Agreement and the Guaranty each wish (i) from the date hereof until the consummation of the Mergers, to have New Oracle become a “Guarantor” jointly and severally liable with Oracle under the Guaranty, all upon the terms and subject to the limitations set forth herein, (ii) from and after the consummation of the Mergers, to have New Oracle become the sole Guarantor under the Guaranty and to have Oracle released as Guarantor thereunder and (iii) to amend the Facility Agreement and/or Guaranty (as applicable)

to effect the foregoing, and to make certain additional conforming changes in connection therewith;
          WHEREAS, the Lender is willing to agree to such amendments on the terms and subject to the conditions set forth herein.
          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. DEFINITIONS
          Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Facility Agreement or the Guaranty, as applicable.
          SECTION 2.  AMENDMENTS TO THE FACILITY AGREEMENT
          2.1 Amendment to Clause 1.1. Clause 1.1 of the Facility Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“Amendment” means the First Amendment to this Agreement, dated as of January 5, 2006.
“Guarantor” means (i) initially, Oracle, (ii) from the date of effectiveness of the Amendment until the consummation of the Mergers, each of Oracle and New Oracle, jointly and severally (subject to the provisions and limitations set forth in Clause 29 hereof) and (iii) from and after the consummation of the Mergers, New Oracle.
“Merger Agreement” means the Agreement and Plan of Merger dated as of September 12, 2005 among Oracle, Siebel Systems, Inc., a Delaware corporation, New Oracle, Ozark Merger Sub Inc., a Delaware corporation, and Sierra Merger Sub Inc., a Delaware corporation, whereby, among other things, Oracle intends to acquire all of the issued and outstanding capital stock of Siebel Systems, Inc.
“Mergers” means those mergers consummated pursuant to the Merger Agreement, whereby Ozark Merger Sub Inc. shall be merged with and into Oracle and Sierra Merger Sub Inc. shall be merged with and into Siebel Systems, Inc.
“Oracle” means Oracle Corporation, a Delaware corporation, to be renamed upon consummation of the Mergers.
“New Oracle” means Ozark Holding Inc., a Delaware corporation and a wholly owned subsidiary of Oracle, to be renamed “Oracle Corporation” upon consummation of the Mergers.

          2.2 New Clause 29. The Facility Agreement is hereby amended by adding the following new Clause 29 in the appropriate numerical order:
          “29. Change in Guarantor
(a)	Effective immediately upon the effective date of the Amendment and without further action by New Oracle or any other Person hereunder, New Oracle (i) shall become a Guarantor under this Agreement, with the same force and effect as if originally named as such herein and (ii) hereby agrees to perform all obligations of the Guarantor under this Agreement, whether in existence at the time of the effectiveness of the Amendment or arising at any time thereafter.

(b)	Upon consummation of the Mergers, and without further action by Oracle or any other Person hereunder, Oracle shall cease to be a Guarantor for the purposes of this Agreement and shall be discharged and released from all obligations as Guarantor under this Agreement.
          SECTION 3.  AMENDMENTS TO THE GUARANTY
          3.1 Amendment to Annex A. Annex A of the Guaranty is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“Amendment” means the First Amendment to this Guaranty, dated as of January 5, 2006.
“Guarantor” means (i) initially, Oracle, (ii) from the date of the effectiveness of the Amendment until the consummation of the Mergers, each of Oracle and New Oracle, jointly and severally and (iii) from and after the consummation of the Mergers, New Oracle.
“Merger Agreement” means the Agreement and Plan of Merger dated as of September 12, 2005 among Oracle, Siebel Systems, Inc., a Delaware corporation, New Oracle, Ozark Merger Sub Inc., a Delaware corporation, and Sierra Merger Sub Inc., a Delaware corporation, whereby, among other things, Oracle intends to acquire all of the issued and outstanding capital stock of Siebel Systems, Inc.
“Mergers” means those mergers consummated pursuant to the Merger Agreement, whereby Ozark Merger Sub Inc. shall be merged with and into Oracle and Sierra Merger Sub Inc. shall be merged with and into Siebel Systems, Inc.
“Oracle” means Oracle Corporation, a Delaware corporation, to be renamed upon consummation of the Mergers.
“New Oracle” means Ozark Holding Inc., a Delaware corporation and a wholly owned subsidiary of Oracle, to be renamed “Oracle Corporation” upon consummation of the Mergers.

          3.2 Amendment to Section 20. The Guaranty is hereby amended by adding the following new Section 20 in the appropriate numerical order:
     “20. Change in Guarantor. (a) Effective immediately upon the date of the effectiveness of the Amendment and without further action by New Oracle or any other Person hereunder, New Oracle (i) shall become a Guarantor under this Guaranty, with the same force and effect as if originally named as such herein and (ii) hereby agrees to perform all obligations of the Guarantor under this Guaranty, whether in existence at the time of the effectiveness of the Amendment or arising at any time thereafter and (b) upon consummation of the Mergers, and without further action by Oracle or any other Person hereunder, Oracle shall cease to be a Guarantor for the purposes of this Guaranty and shall be discharged and released from all obligations as Guarantor under this Guaranty. Notwithstanding the foregoing, as used in Sections 10 (other than clauses (a), (b), (c) and (d) thereof), 11, 12 and 13, “Guarantor” shall mean only Oracle prior to the consummation of the Mergers.”
          3.3 Amendment to Section 12(b). Section 12(b) of the Guaranty is hereby amended by (a) deleting the word “and” immediately preceding clause (iv) and replacing it with a comma and (b) adding the following new clause (v) in the appropriate numerical order:
          “and (v) the transactions contemplated by the Merger Agreement may be consummated.”
          3.4 Amendment to Section 12(e). Section 12(e) of the Guaranty is hereby amended by deleting it in its entirety and replacing it with the following in lieu thereof:
     “(e) Subsidiary Indebtedness. The Guarantor will not permit any of its Subsidiaries (other than New Oracle for so long as it shall be a Guarantor hereunder) to incur or permit to remain outstanding any Covenant Debt other than (i) Debt of a Subsidiary outstanding on the Effective Date and refinancings, refundings, renewals or extensions thereof, (ii) Debt owed to the Guarantor or another Subsidiary of the Guarantor, (iii) commercial paper issued by Oracle and outstanding on the date on which the transactions contemplated by the Merger Agreement are consummated and (iv) Covenant Debt not referenced in clauses (i) through (iii) above in an aggregate outstanding principal amount that, together with any Debt or other obligations secured by Liens referred to in Section 12(a)(xi), shall not exceed the greater of (x) $1,500,000,000 and (y) 10% of Total Consolidated Tangible Assets determined at such time.”
          SECTION 4.  MISCELLANEOUS
          4.1 Effective Date. This Amendment shall become effective upon the receipt by the Bank of counterparts hereof duly executed and delivered by Oracle, New Oracle and the Borrower.
          4.2 Limited Effect. Except as expressly amended hereby, the Facility Agreement and Guaranty shall each continue to be and shall remain in full force and effect in accordance with its terms, and this Amendment shall not constitute the Bank’s consent or indicate its willingness to consent to any other amendment, modification or waiver of the Facility Agreement or the Guaranty.
          4.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT THE PROVISIONS OF SECTION 2 HEREOF SHALL BE GOVERNED BY IRISH LAW.
          4.4 Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by telecopy) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ORACLE CORPORATION
By:	/s/ Eric R. Ball
	Name:	Eric R. Ball
	Title:	Treasurer

OZARK HOLDING INC.
By:	/s/ Eric R. Ball
	Name:	Eric R. Ball
	Title:	Treasurer

ORACLE TECHNOLOGY COMPANY
By:	/s/ Daniel Cooperman
	Name:	Daniel Cooperman
	Title:	Director

ABN AMRO BANK N.V.
By:	/s/ David Carrington
	Name:	David Carrington
	Title:	Director

By:	/s/ Frances O’R Logan
	Name:	Frances O’R Logan
	Title:	Managing Director